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                                                                    Exhibt 10.14
                                    Borrower

Idaho Independent Bank        Hecla Mining Company            VARIABLE RATE
912 Northwest Boulevard                                        COMMERCIAL
Coeur d'Alene, Idaho 83814         Address                    REVOLVING OR
(208) 765-3619 "LENDER"       6500 MINERAL DRIVE                DRAW NOTE
                              COEUR D'ALENE, ID  83814
                              TELEPHONE NO.              IDENTIFICATION NO.
                              208-769-4138                  82-0126240

 OFFICER   INTEREST   PRINCIPAL AMOUNT/   FUNDING/    MATURITY  CUSTOMER   LOAN
INTITIALS    RATE       CREDIT LIMIT   AGREEMENT DATE   DATE     NUMBER   NUMBER
   RBC     VARIABLE     $2,000,000       10/12/00     01/15/01          01111360
WORKING CAPITAL

                                 PROMISE TO PAY
For value received, Borrower promises to pay to the order of Lender indicted above the principal amount of TWO MILLION AND NO/100 Dollars ($2,000,000,00) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower, plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to accrued unpaid interest, then to unpaid principal and then to unpaid late charges and expenses or in any other manner as determined by Lender, in Lender's sole discretion, as permitted by law.
REVOLVING OR DRAW FEATURE: X This Note possesses a revolving feature, Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to make one or more draws under this Note. Any repayment may not be reborrowed. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Information with regard to any loans or advances under this Note shall be recorded and maintained by Lender in its internal records and such records shall be conclusive as to the information set forth therein absent manifest error. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Lender shall not be obligated to provide Borrower with a copy of the record on a periodic basis. Borrower shall be entitled to inspect or obtain a copy of the record during Lender's business hours.
CONDITIONS FOR ADVANCES: If there is no default under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:
  DRAWS TO BE MADE UPON WRITTEN REQUEST OF ALAN LANG OR DAVE WOLFE AND
  DISPURSED VIA A CASHIER'S TO HECLA MINING COMPANY.








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INTEREST RATE: This Note has a variable rate feature.  The interest rate on this
Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of 365 days and the actual number of days per year. Interest on this Note shall be calculated at a variable rate
equal  to  ONE AND N0/1000 percent (1.00%) per annum over the Index  Rate.   The
initial Index Rate is currently NINE AND 500/1000 percent (9.500%) per annum. The initial interest rate over on this Note shall be TEN

AND 500/1000 percent (10.500%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on: the date the Index Rate changes
INDEX RATE: The Index Rate for this Note shall be: New York consensus prime lending rate as published by the Wall Street Journal
MINIMUM/MAXIMUM RATE: The minimum interest rate on this Note shall be NINE AND 500/1000 percent (9.500%) per annum. The maximum interest rate on this Note shall not exceed TWENTY-ONE AND N0/100 PERCENT (21.00%) per annum, or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law.
DEFAULT RATE: In the event of any default under this Note, the Lender may, in its discretion, determine that all amounts owed to Lender shall bear interest at the lessor of : 21%, or the maximum interest rate Lender is permitted to charge by law.
PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:
INTEREST ONLY PAYMENTS BEGINNING NOVEMBER 12, 2000 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON JANUARY 15, 2001.

All payments will be made to Lender at its address described above, or at any other address so designated by Lender, and in lawful currency of the United States of American.
RENEWAL:  If checked,   this Note is a renewal of Loan Number          .
SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of the Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties if so assigned) that are not or in the future in Lender's custody or control. X If checked, the obligations under this Note are also secured by a lien on and/or security interest in the property described in the documents executed in connection with this Note as well as any other property designated as security for this Note now or in the future.
PREPAYMENT: This Note may be prepaid in part or in full on or before its maturity date. If this Note is prepaid in full, there will be: No minimum
finance charge.    X   A minimum finance charge of $35.00.
LATE PAYMENT CHARGE: If a payment is received more than 15 days late, Borrower will be charged a late payment charge of: % of the unpaid payment
amount;   X   $10.00  or 5.00% of the unpaid payment amount,  whichever  is   X
greater    less; as permitted by law.
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BORROWER ACKNOWLEDGES THAT BORROWER HAS READ, UNDERSTANDS, AND AGREES TO THE
TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

NOTE DATE:  OCTOBER 12, 2000
BORROWER: HECLA MINING COMPANY               BORROWER:

   /s/ Michael B. White
------------------------------------         -----------------------------
MICHAEL B. WHITE
VICE PRESIDENT

BORROWER:                                    BORROWER:

-----------------------------------          -----------------------------

BORROWER:                                    BORROWER:

------------------------------------         -----------------------------


BORROWER:                                    BORROWER:

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1.   DEFAULT: Borrower will be in default under this Note in the event that
Borrower, any guarantor or any other third party pledging collateral to secure this Note:
(a)  fails to make any payment on this Note or any other indebtedness to
Lender when due;
(b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other, present or future written agreement regarding this or any other indebtedness of Borrower to Lender;
(c) provides or causes any false or misleading signature or representation to be provided to Lender;
(d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;
(e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against the Borrower, any guarantor, or any of their property;
(f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or
(g) causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Note.
2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercised one or more of the following remedies without notice or demand (except as required by law):
(a)  to cease making additional advances under this Note;
(b) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;
(c) to collect the outstanding obligations of Borrower with or without resorting to judicial process;
(d)  to take possession of any collateral in any manner permitted by law;
(e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenience to Borrower and Lender;
(f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;
(g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and
(h) to exercise all other rights available to Lender under any other written agreement or applicable law.
Lender's rights are cumulative and may be exercised together, separately,  and
in  any  order.   Lender's remedies under this paragraph are  in  addition  to those available at common law, including, but not limited to, the right of set-off.
3. DEMAND FEATURE: If this Note contains a demand feature, Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.





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4.   POST-MATURITY  ADVANCES  AND  PAYMENTS: Lender's  acceptance of payments of principal, interest or otherwise hereon subsequent to the maturity hereof, or the making of any additional advances hereunder will not effect an extension of the maturity date set forth herein. The making of any advance hereunder subsequent to the maturity hereof shall be solely at the discretion of the Lender and the making of one or more advances shall in no way require Lender to make any further advance or advances. Any advance or advances make by Lender hereunder subsequent to the maturity hereof shall bear interest at the same rate as other indebtedness outstanding hereunder and be payable upon demand.
5. FINANCIAL INFORMATION: Borrower will at all times keep proper books of record and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of changes in the financial position of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen (15) days after filing same, a copy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request.
6. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.
7. SEVERABILITY: If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby;
8. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some of all of its rights and remedies described in the Note without notice to or the prior consent of Borrower in any manner.
9. NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.
10. APPLICABLE LAW: This Note shall be governed by the laws of the state of Idaho. Borrower consents to the jurisdiction and venue of any court located I such state in the event of any legal proceeding pertaining to the negotiation, execution, performance or enforcement of any term or condition contained in this Note or any related loan document and agrees not to commence or seek to remove such legal proceeding in or to a different court.


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11.  COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amounts due or enforcing any right to remedy under this Note, Borrower agrees to pay Lender's reasonable attorney's fees, to the extent permitted by applicable law, and collection costs.
12. INCONSISTENT REPRESENTATIONS: Borrower affirmatively states that no representative of Lender has made any representation which are inconsistent with the terms of this Note and Borrower has not relied on any such promise or representation of any representative of Lender in executing this Note.
13. ACTS OR OMISSIONS OF LENDER: If at any time Borrower discovers or has reason to believe that any act or omission of Lender has caused him any injury or damage, Borrower agrees to provide written notice to Lender within twenty (20)days informing Lender of the act or omission of Lender
     which Borrower believes  has  caused Borrower injury or damages.   Borrower
     agrees that the failure of Borrower to provide such notice to Lender shall constitute a waiver of any such claim.
14.  LIMITATIONS ON LIABILITY/LIQUIDATED DAMAGES:  Lender's  responsibility   to
     Borrower under this Note shall be limited to the making of advances to the Borrower as required by the terms of this Note. Borrower and Lender agree that in no event shall Lender be liable to Borrower on any claim whatsoever for consequential damages or for any amount in excess of the unpaid principal amount of the Note plus interest at the Note rate as liquidated damages.
15.  MISCELLANEOUS:  This  Note is being executed  for  commercial  purposes.
     Borrower  and  Lender  agree  that time is of the  essence.   Borrower
     waives presentment, demand for payment, notice of dishonor and protest. All references to Borrower in this Note shall include all the parties signing this Note, and this Note shall be binding upon the heirs, successors and assigns of Borrower and Lender. If there is more than one Borrower, they will be obligated jointly and individually. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.
16. NOTICE PURSUANT TO I.C. SECTION 9-505(5): Effective July 1, 1993, a promise or commitment to lend money or to grant or extent credit in an original principal amount of fifty thousand dollars ($50,000) or more, made by a person or entity engaged in the business of lending money or extending credit, or some note or memorandum thereof, must be in writing and subscribed by the person or entity making the promise or commitment, or the agent of that person or entity, or the agreement is invalid.
17. JURY TRIAL WAIVER: BORROWER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.
(i)  ADDITIONAL TERMS


Pursuant to Idaho Code Section 9-505(5), a promise or commitment to lend money or to grant or extend credit in an original principal amount of $50,000 or more must be in a signed writing or the agreement is invalid.